SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.  20549


                                           FORM 8-K

                                        CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of The Securities Act of 1934


               Date of report (Date of earliest event reported):  June 24, 1997.




                                          ENSTAR INC.
                   (Exact name of registrant as specified in its charter)


          Minnesota                        0-29026                 41-1831611
    (State of incorporation)     (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


     6479 City West Parkway, Eden Prairie, MN                          55344
    (Address of principal executive offices)                         (Zip Code)



            Registrant's telephone number, including area code:   (612) 941-3200


                                         Not Applicable
                  (Former name or former address, if changed since last report.)







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Item 5.     Other Events

            Reference is made to Exhibits 99.1 and 99.2.


Item 7.     Financial Statements and Exhibits

            (c)  Exhibits

            99.1  Press release, dated June 17, 1997, announcing ENStar
                  Inc.'s plan for a modified "Dutch Auction" self-tender offer for up to 600,000 shares of ENStar Inc.'s common stock, par value $.01 per share.

            99.2 Press release, dated June 24, 1997, announcing the commencement of a modified "Dutch Auction" self-tender offer for up to 600,000 shares of ENStar Inc.'s common stock, par value $.01 per share.

                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  ENSTAR INC.
                                  Date:  June 24, 1997

                                  By /s/Peter E. Flynn
                                  --------------------
                                  Peter E. Flynn
                                  Executive Vice President

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EXHIBIT INDEX


Exhibit     Description of Exhibit                Page Number

            99.1 Press release, dated June 17, 1997, announcing ENStar Inc.'s plan for a modified "Dutch Auction" self-tender offer for up to 600,000 shares of ENStar Inc.'s common stock, par value $.01 per share.

            99.2 Press release, dated June 24, 1997, announcing the commencement of a modified "Dutch Auction" self-tender offer for up to 600,000 shares of ENStar Inc.'s common stock, par value $.01 per share.